UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2016

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On or about August 17, 2016, we entered into a 12 month “Consulting Agreement” with Kevin Fickle (the “Fickle Agreement”) regarding strategic partnerships, business advisory services, management consulting, board placement services, and introductions to technical consultants. Upon execution of the Fickle Agreement, the Company was obligated to issue to Mr. Fickle 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 USD in services rendered (the “Fickle Stock”). The issuance of the Fickle Stock will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Fickle is a sophisticated investor, familiar with our corporate operations, and as such, there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Fickle Stock has yet to be issued. Pursuant to the Consulting Agreement, the Fickle Stock when issued will be fully paid and non-assessable.

On or about September 15, 2016, we entered into a Unit subscription agreement with BCAN Holdings, LLC (the “BCAN Subscription Agreement”). Each Unit was priced at $0.08 and contained: (a) one share of Common Stock restricted in accordance with Rule 144; and (b) two Warrants to purchase an additional share of Common Stock restricted in accordance with Rule 144 for $0.50 for a period of 18 months of the close of the offering. Pursuant to the BCAN Subscription Agreement, the Company offered BCAN Holdings, LLC a minimum of $50,000 and a maximum of $320,000 in Units. Mr. Nuzzo purchased the minimum offering of $50,000 on September 16, 2016 to open the offering. Mr. Nuzzo has a non-transferable and irrevocable option to purchase the remaining 2,700,000 Units or $270,000 in the aggregate for a period of 45 days dated from September 15, 2016 (the “Effective Period”). The offering will close either: 45 days from the initial purchase of the minimum offering (e.g. September 15, 2016); when the maximum offering is subscribed for during the Effective Period, or the date the Company receives written notice from BCAN Holdings, LLC that they choose not to complete the maximum purchase amount in the offering. The BCAN Subscription Agreement can be extended an extra forty-five (45) days with the additional purchase of $50,000 USD Units before the end of the initial forty-five day effective period. No stock certificates will be issued to BCAN Holdings, LLC until the close of the offering, and the initial proceeds of $50,000 (or 500,000 Units) will be classified for accounting purposes as a subscription receivable until the close of the offering. This transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. BCAN Holdings, LLC is an accredited investor as defined under Regulation D, Rule 501, familiar with our corporate operations, and there was no general solicitation.

On or about September 19, 2016, the Company entered into a Common Stock subscription agreement with Nuwa Holdings, LLC, a Nevada limited liability company (“Nuwa”), for the purchase of 250,000 shares of common stock of the Company for a purchase price of $0.08 per share, or $20,000 USD in the aggregate (the “Nuwa Stock”). This transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The Nuwa Stock has yet to be issued. Pursuant to the Consulting Agreement, the Fickle Stock when issued will be fully paid and non-assessable.

SECTION 3 – SECURITIES AND TRADING MATTERS

Item 3.02 – Unregistered Sale of Equity Securities

On or about August 17, 2016, we entered into a 12 month “Consulting Agreement” with Kevin Fickle (the “Fickle Agreement”) regarding strategic partnerships, business advisory services, management consulting, board placement services, and introductions to technical consultants. Upon execution of the Fickle Agreement, the Company was obligated to issue to Mr. Fickle 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 USD in services rendered (the “Fickle Stock”). The issuance of the Fickle Stock will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Fickle is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes The Fickle Stock has yet to be issued. Pursuant to the Consulting Agreement, the Fickle Stock when issued will be fully paid and non-assessable.

On or about May 13, 2016, the Company entered into a Common Stock subscription agreement with BCAN Holdings, LLC, a Nevada limited liability company (“BCAN”), for the purchase of up to 5,000,000 Units with each Units consisting of (a) one share of Common Stock restricted in accordance with Rule 144; and (b) two Warrants to purchase an additional share of Common Stock restricted in accordance with Rule 144 for $0.75 for a period of 18 months of the close of the offering. This offering closed on September 12, 2016. BCAN purchased 1,800,000 Units pursuant to this offering. On or about September 16, 2016, the Company issued to BCAN 1,800,000 shares of Common Stock (“BCAN Stock”) and a Warrant Agreement for the purchase of up to 3,600,000 shares of Common Stock of the Company for $0.75 per share effective until May 13, 2018. The issuance of the BCAN Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and there was no general solicitation under this offering. BCAN is an accredited investor as defined under Regulation D, Rule 501. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The BCAN Stock was issued on or about September 16, 2016, and was fully paid and non-assessable upon issuance.

SECTION 8 – OTHER EVENTS ITEM

Item 8.01 – Other Events

A credit card issued to DIQ, and personally guaranteed by Scott Kaplan, the vice president of business development to the Company, was recently cancelled and referred to collections by American Express. Prior to this time the Company had been negotiating payment plans with American Express which would allow the line of credit to remain open. On or about August 26, 2016, American Express field a complaint against Scott Kaplan, doing business as DIQ, in Nevada District Court. The Company, through its legal counsel has agreed with legal counsel to American Express for a thirty (30) day forbearance on the service of this complaint to either Scott Kaplan or DIQ. The parties, though their legal counsel, are negotiating a settlement and/or payment plan. Should the Company and DIQ fail to come to a repayment agreement to pay this indebtedness, litigation would ensue and the Company is obligated to tender a defense to avoid the entry of an adverse judgment. Failure to negotiate a re-payment plan with American Express, or failure to abide by the terms of a negotiated settlement with the same, could have a materially adverse effect on the financial health of the Company, and its ability to have the requisite credit to generate additional revenue required to become a cash flow positive business operation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 - Consulting Agreement with Kevin Fickle dated August 17, 2016

10.2 – Subscription Agreement with BCAN Holdings, LLC dated September 16, 2016

10.3 – Subscription Agreement with Nuway Group LLC dated September 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSIX MEDIA HOLDINGS, INC.

DATE: September 30, 2016	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer